Exhibit 99.2

FULTON FINANCIAL CORPORATION

CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)

dollars in thousands

				% Change from
	June 30 2011	June 30 2010	March 31 2011	June 30 2010	March 31 2011
ASSETS
Cash and due from banks	$284,691	$268,371	$265,353	6.1%	7.3%
Loans held for sale	47,133	93,504	30,903	(49.6%)	52.5%
Other interest-earning assets	124,967	433,687	83,293	(71.2%)	50.0%
Investment securities	2,663,044	2,892,890	2,697,434	(7.9%)	(1.3%)
Loans, net of unearned income	11,852,491	11,943,384	11,873,208	(0.8%)	(0.2%)
Allowance for loan losses	(266,683)	(272,042)	(270,272)	(2.0%)	(1.3%)

Net Loans	11,585,808	11,671,342	11,602,936	(0.7%)	(0.1%)
Premises and equipment	207,177	205,299	208,370	0.9%	(0.6%)
Accrued interest receivable	51,387	54,763	52,878	(6.2%)	(2.8%)
Goodwill and intangible assets	545,909	550,302	546,934	(0.8%)	(0.2%)
Other assets	457,004	456,719	473,095	0.1%	(3.4%)

Total Assets	$15,967,120	$16,626,877	$15,961,196	(4.0%)	—

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits	$12,262,895	$12,345,472	$12,408,610	(0.7%)	(1.2%)
Short-term borrowings	546,581	458,334	414,398	19.3%	31.9%
Federal Home Loan Bank advances and long-term debt	1,025,537	1,365,688	1,035,689	(24.9%)	(1.0%)
Other liabilities	178,798	226,172	192,177	(20.9%)	(7.0%)

Total Liabilities	14,013,811	14,395,666	14,050,874	(2.7%)	(0.3%)
Preferred stock	—	371,009	—	(100.0%)	—
Common shareholders’ equity	1,953,309	1,860,202	1,910,322	5.0%	2.3%

Total Shareholders’ Equity	1,953,309	2,231,211	1,910,322	(12.5%)	2.3%

Total Liabilities and Shareholders’ Equity	$15,967,120	$16,626,877	$15,961,196	(4.0%)	—

LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
Loans, by type:
Real estate - commercial mortgage	$4,443,025	$4,330,630	$4,392,679	2.6%	1.1%
Commercial - industrial, financial and agricultural	3,678,858	3,664,603	3,692,668	0.4%	(0.4%)
Real estate - home equity	1,626,545	1,637,171	1,620,340	(0.6%)	0.4%
Real estate - residential mortgage	1,023,646	985,345	1,022,251	3.9%	0.1%
Real estate - construction	681,588	893,305	747,806	(23.7%)	(8.9%)
Consumer	330,965	368,631	337,413	(10.2%)	(1.9%)
Leasing and other	67,864	63,699	60,051	6.5%	13.0%

Total Loans, net of unearned income	$11,852,491	$11,943,384	$11,873,208	(0.8%)	(0.2%)

Deposits, by type:
Noninterest-bearing demand	$2,445,008	$2,147,153	$2,310,290	13.9%	5.8%
Interest-bearing demand	2,290,478	2,024,033	2,324,988	13.2%	(1.5%)
Savings deposits	3,252,200	3,136,492	3,333,403	3.7%	(2.4%)
Time deposits	4,275,209	5,037,794	4,439,929	(15.1%)	(3.7%)

Total Deposits	$12,262,895	$12,345,472	$12,408,610	(0.7%)	(1.2%)

Short-term borrowings, by type:
Customer repurchase agreements	$208,948	$247,775	$216,705	(15.7%)	(3.6%)
Customer short-term promissory notes	171,454	200,992	189,408	(14.7%)	(9.5%)
Federal funds purchased	166,179	9,567	8,285	1,637.0%	1,905.8%

Total Short-term borrowings	$546,581	$458,334	$414,398	19.3%	31.9%

FULTON FINANCIAL CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

dollars in thousands, except per-share data

	Quarter Ended			% Change from		Six Months Ended June 30		% Change
	Jun 30 2011	Jun 30 2010	Mar 31 2011	Jun 30 2010	Mar 31 2011
						2011	2010
Interest Income:
Interest income	$174,935	$187,680	$175,694	(6.8%)	(0.4%)	$350,629	$378,268	(7.3%)
Interest expense	34,290	48,522	36,131	(29.3%)	(5.1%)	70,421	100,601	(30.0%)

Net Interest Income	140,645	139,158	139,563	1.1%	0.8%	280,208	277,667	0.9%
Provision for credit losses	36,000	40,000	38,000	(10.0%)	(5.3%)	74,000	80,000	(7.5%)

Net Interest Income after Provision	104,645	99,158	101,563	5.5%	3.0%	206,208	197,667	4.3%
Other Income:
Service charges on deposit accounts	14,332	15,482	13,305	(7.4%)	7.7%	27,637	29,749	(7.1%)
Other service charges and fees	12,709	11,469	11,482	10.8%	10.7%	24,191	21,634	11.8%
Investment management and trust services	9,638	8,655	9,204	11.4%	4.7%	18,842	16,743	12.5%
Mortgage banking income	6,049	3,899	5,463	55.1%	10.7%	11,512	8,048	43.0%
Investment securities gains (losses)	(335)	904	2,285	N/M	N/M	1,950	(1,319)	N/M
Other	4,979	4,503	4,421	10.6%	12.6%	9,400	8,317	13.0%

Total Other Income	47,372	44,912	46,160	5.5%	2.6%	93,532	83,172	12.5%
Other Expenses:
Salaries and employee benefits	56,070	54,654	54,308	2.6%	3.2%	110,378	106,999	3.2%
Net occupancy expense	10,874	10,519	11,366	3.4%	(4.3%)	22,240	22,169	0.3%
Equipment expense	3,377	2,663	3,132	26.8%	7.8%	6,509	5,754	13.1%
FDIC insurance expense	3,264	5,136	4,754	(36.4%)	(31.3%)	8,018	10,090	(20.5%)
Data processing	3,214	3,311	3,372	(2.9%)	(4.7%)	6,586	6,728	(2.1%)
Professional fees	3,102	3,035	2,849	2.2%	8.9%	5,951	5,581	6.6%
OREO and repossession expense	2,575	1,876	1,970	37.3%	30.7%	4,545	4,557	(0.3%)
Marketing	1,863	2,271	2,836	(18.0%)	(34.3%)	4,699	4,101	14.6%
Intangible amortization	1,172	1,341	1,178	(12.6%)	(0.5%)	2,350	2,655	(11.5%)
Other	16,967	16,299	15,798	4.1%	7.4%	32,765	32,493	0.8%

Total Other Expenses	102,478	101,105	101,563	1.4%	0.9%	204,041	201,127	1.4%

Income Before Income Taxes	49,539	42,965	46,160	15.3%	7.3%	95,699	79,712	20.1%
Income tax expense	13,154	11,283	12,375	16.6%	6.3%	25,529	20,550	24.2%

Net Income	36,385	31,682	33,785	14.8%	7.7%	70,170	59,162	18.6%
Preferred stock dividends and discount accretion	—	(5,066)	—	(100.0%)	—	—	(10,131)	(100.0%)

Net Income Available to Common Shareholders	$36,385	$26,616	$33,785	36.7%	7.7%	$70,170	$49,031	43.1%

PER COMMON SHARE:
Net income:
Basic	$0.18	$0.14	$0.17	28.6%	5.9%	$0.35	$0.27	29.6%
Diluted	0.18	0.14	0.17	28.6%	5.9%	0.35	0.27	29.6%

Cash dividends	$0.05	$0.03	$0.04	66.7%	25.0%	$0.09	$0.06	50.0%
Shareholders’ equity	9.80	9.37	9.59	4.6%	2.2%	9.80	9.37	4.6%
Shareholders’ equity (tangible)	7.06	6.60	6.84	7.0%	3.2%	7.06	6.60	7.0%

Weighted average shares (basic)	198,772	190,221	198,599	4.5%	0.1%	198,686	183,236	8.4%
Weighted average shares (diluted)	199,527	190,827	199,286	4.6%	0.1%	199,407	183,793	8.5%
Shares outstanding, end of period	199,370	198,463	199,191	0.5%	0.1%	199,370	198,463	0.5%

SELECTED FINANCIAL RATIOS:
Return on average assets	0.91%	0.77%	0.85%			0.88%	0.72%
Return on average common shareholders’ equity	7.53%	6.06%	7.21%			7.38%	5.90%
Return on average common shareholders’ equity (tangible)	10.71%	9.10%	10.36%			10.54%	9.11%
Net interest margin	3.95%	3.76%	3.91%			3.93%	3.77%
Efficiency ratio	52.67%	53.34%	53.57%			53.11%	53.65%

N/M - Not meaningful

FULTON FINANCIAL CORPORATION

CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)

dollars in thousands

	Quarter Ended
	June 30, 2011			June 30, 2010			March 31, 2011
	Average Balance	Interest (1)	Yield/ Rate	Average Balance	Interest (1)	Yield/ Rate	Average Balance	Interest (1)	Yield/ Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$11,883,019	$151,974	5.13%	$11,959,176	$159,632	5.35%	$11,921,442	$151,686	5.15%
Taxable investment securities	2,141,307	20,749	3.88%	2,386,695	25,146	4.22%	2,331,323	21,807	3.75%
Tax-exempt investment securities	343,214	4,840	5.64%	355,186	5,152	5.80%	344,457	4,885	5.67%
Equity securities	128,258	775	2.42%	140,271	733	2.09%	132,841	752	2.28%

Total Investment Securities	2,612,779	26,364	4.04%	2,882,152	31,031	4.31%	2,808,621	27,444	3.91%
Loans held for sale	36,793	492	5.34%	59,412	667	4.49%	45,418	500	4.41%
Other interest-earning assets	163,548	101	0.25%	366,200	231	0.25%	66,381	33	0.20%

Total Interest-earning Assets	14,696,139	178,931	4.88%	15,266,940	191,561	5.03%	14,841,862	179,663	4.90%
Noninterest-earning assets:
Cash and due from banks	278,393			261,576			260,395
Premises and equipment	207,141			203,928			207,389
Other assets	1,098,116			1,102,587			1,102,543
Less: allowance for loan losses	(273,593)			(275,209)			(282,017)

Total Assets	$16,006,196			$16,559,822			$16,130,172

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Demand deposits	$2,352,961	$1,371	0.23%	$2,019,605	$1,840	0.37%	$2,322,098	$1,436	0.25%
Savings deposits	3,356,361	3,258	0.39%	3,090,857	5,388	0.70%	3,282,790	3,358	0.41%
Time deposits	4,353,352	17,146	1.58%	5,120,648	24,591	1.93%	4,532,528	18,492	1.65%

Total Interest-bearing Deposits	10,062,674	21,775	0.87%	10,231,110	31,819	1.25%	10,137,416	23,286	0.93%
Short-term borrowings	455,831	168	0.15%	512,583	390	0.30%	622,662	254	0.16%
Federal Home Loan Bank advances and long-term debt	1,025,637	12,347	4.82%	1,403,410	16,313	4.66%	1,061,523	12,591	4.78%

Total Interest-bearing Liabilities	11,544,142	34,290	1.19%	12,147,103	48,522	1.60%	11,821,601	36,131	1.24%
Noninterest-bearing liabilities:
Demand deposits	2,362,614			2,079,674			2,238,200
Other	162,202			199,778			170,930

Total Liabilities	14,068,958			14,426,555			14,230,731
Shareholders’ equity	1,937,238			2,133,267			1,899,441

Total Liabilities and Shareholders’ Equity	$16,006,196			$16,559,822			$16,130,172

Net interest income/net interest margin (fully taxable equivalent)		144,641	3.95%		143,039	3.76%		143,532	3.91%

Tax equivalent adjustment		(3,996)			(3,881)			(3,969)

Net interest income		$140,645			$139,158			$139,563

(1)	Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:

	Quarter Ended			% Change from
	June 30 2011	June 30 2010	March 31 2011	June 30 2010	March 31 2011
Loans, by type:
Real estate - commercial mortgage	$4,430,046	$4,319,540	$4,385,072	2.6%	1.0%
Commercial - industrial, financial and agricultural	3,689,877	3,686,442	3,707,081	0.1%	(0.5%)
Real estate - home equity	1,623,438	1,638,260	1,628,550	(0.9%)	(0.3%)
Real estate - residential mortgage	1,023,471	972,129	1,017,439	5.3%	0.6%
Real estate - construction	712,638	909,836	779,556	(21.7%)	(8.6%)
Consumer	332,960	362,883	341,247	(8.2%)	(2.4%)
Leasing and other	70,589	70,086	62,497	0.7%	12.9%

Total Loans, net of unearned income	$11,883,019	$11,959,176	$11,921,442	(0.6%)	(0.3%)

Deposits, by type:
Noninterest-bearing demand	$2,362,614	$2,079,674	$2,238,200	13.6%	5.6%
Interest-bearing demand	2,352,961	2,019,605	2,322,098	16.5%	1.3%
Savings deposits	3,356,361	3,090,857	3,282,790	8.6%	2.2%
Time deposits	4,353,352	5,120,648	4,532,528	(15.0%)	(4.0%)

Total Deposits	$12,425,288	$12,310,784	$12,375,616	0.9%	0.4%

Short-term borrowings, by type:
Customer repurchase agreements	$217,657	$263,533	$212,931	(17.4%)	2.2%
Customer short-term promissory notes	171,958	207,100	190,385	(17.0%)	(9.7%)
Federal funds purchased	66,216	41,950	219,346	57.8%	(69.8%)

Total Short-term borrowings	$455,831	$512,583	$622,662	(11.1%)	(26.8%)

FULTON FINANCIAL CORPORATION

CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)

dollars in thousands

	Six Months Ended June 30
	2011			2010
	Average Balance	Interest (1)	Yield/Rate	Average Balance	Interest (1)	Yield/Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$11,902,124	$303,660	5.14%	$11,965,446	$319,056	5.37%
Taxable investment securities	2,235,789	42,556	3.81%	2,524,149	53,295	4.23%
Tax-exempt investment securities	343,832	9,725	5.66%	371,488	10,683	5.75%
Equity securities	130,537	1,527	2.35%	141,079	1,542	2.19%

Total Investment Securities	2,710,158	53,808	3.97%	3,036,716	65,520	4.32%
Loans held for sale	41,082	992	4.83%	51,220	1,223	4.77%
Other interest-earning assets	115,233	134	0.23%	189,479	256	0.27%

Total Interest-earning Assets	14,768,597	358,594	4.89%	15,242,861	386,055	5.10%
Noninterest-earning assets:
Cash and due from banks	269,444			262,357
Premises and equipment	207,263			203,757
Other assets	1,100,319			1,094,653
Less: allowance for loan losses	(277,782)			(274,322)

Total Assets	$16,067,841			$16,529,306

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Demand deposits	$2,337,615	$2,807	0.24%	$2,000,734	$3,680	0.37%
Savings deposits	3,319,778	6,616	0.40%	2,969,814	10,589	0.72%
Time deposits	4,442,446	35,638	1.62%	5,161,583	51,288	2.00%

Total Interest-bearing Deposits	10,099,839	45,061	0.90%	10,132,131	65,557	1.30%
Short-term borrowings	538,786	422	0.16%	691,289	939	0.27%
Federal Home Loan Bank advances and long-term debt	1,043,481	24,938	4.80%	1,443,600	34,105	4.75%

Total Interest-bearing Liabilities	11,682,106	70,421	1.21%	12,267,020	100,601	1.65%
Noninterest-bearing liabilities:
Demand deposits	2,300,750			2,026,705
Other	166,541			190,207

Total Liabilities	14,149,397			14,483,932
Shareholders’ equity	1,918,444			2,045,374

Total Liabilities and Shareholders’ Equity	$16,067,841			$16,529,306

Net interest income/net interest margin (fully taxable equivalent)		288,173	3.93%		285,454	3.77%

Tax equivalent adjustment		(7,965)			(7,787)

Net interest income		$280,208			$277,667

(1)	Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:

	Six Months Ended June 30
	2011	2010	% Change
Loans, by type:
Real estate - commercial mortgage	$4,407,683	$4,312,942	2.2%
Commercial - industrial, financial and agricultural	3,698,430	3,686,425	0.3%
Real estate - home equity	1,625,980	1,639,579	(0.8%)
Real estate - residential mortgage	1,020,471	956,478	6.7%
Real estate - construction	745,912	935,861	(20.3%)
Consumer	337,080	362,549	(7.0%)
Leasing and other	66,568	71,612	(7.0%)

Total Loans, net of unearned income	$11,902,124	$11,965,446	(0.5%)

Deposits, by type:
Noninterest-bearing demand	$2,300,750	$2,026,705	13.5%
Interest-bearing demand	2,337,615	2,000,734	16.8%
Savings deposits	3,319,778	2,969,814	11.8%
Time deposits	4,442,446	5,161,583	(13.9%)

Total Deposits	$12,400,589	$12,158,836	2.0%

Short-term borrowings, by type:
Customer repurchase agreements	$215,307	$256,298	(16.0%)
Customer short-term promissory notes	181,121	215,224	(15.8%)
Federal funds purchased	142,358	219,767	(35.2%)

Total Short-term borrowings	$538,786	$691,289	(22.1%)

FULTON FINANCIAL CORPORATION

ASSET QUALITY INFORMATION (UNAUDITED)

dollars in thousands

	Quarter Ended			Six Months Ended
	June 30	June 30	Mar 31	June 30
	2011	2010	2011	2011	2010
ALLOWANCE FOR CREDIT LOSSES:
Balance at beginning of period	$271,156	$269,254	$275,498	$275,498	$257,553
Loans charged off:
Commercial - industrial, financial and agricultural	(15,406)	(13,390)	(13,336)	(28,742)	(16,371)
Real estate - residential mortgage	(7,707)	(1,880)	(4,996)	(12,703)	(3,271)
Real estate - construction	(7,468)	(9,299)	(13,894)	(21,362)	(29,852)
Real estate - commercial mortgage	(7,074)	(3,915)	(10,047)	(17,121)	(6,259)
Consumer and home equity	(2,331)	(2,438)	(2,759)	(5,090)	(4,516)
Leasing and other	(689)	(610)	(497)	(1,186)	(1,255)

Total loans charged off	(40,675)	(31,532)	(45,529)	(86,204)	(61,524)
Recoveries of loans charged off:
Commercial - industrial, financial and agricultural	1,003	1,157	391	1,394	1,593
Real estate - residential mortgage	190	3	44	234	4
Real estate - construction	79	581	563	642	896
Real estate - commercial mortgage	191	157	1,535	1,726	285
Consumer and home equity	435	488	310	745	1,040
Leasing and other	254	269	344	598	530

Recoveries of loans previously charged off	2,152	2,655	3,187	5,339	4,348

Net loans charged off	(38,523)	(28,877)	(42,342)	(80,865)	(57,176)
Provision for credit losses	36,000	40,000	38,000	74,000	80,000

Balance at end of period	$268,633	$280,377	$271,156	$268,633	$280,377

Net charge-offs to average loans (annualized)	1.30%	0.97%	1.42%	1.36%	0.96%

NON-PERFORMING ASSETS:
Non-accrual loans	$274,973	$263,227	$280,270
Loans 90 days past due and accruing	35,869	53,707	37,768

Total non-performing loans	310,842	316,934	318,038
Other real estate owned	37,493	25,681	37,044

Total non-performing assets	$348,335	$342,615	$355,082

NON-PERFORMING LOANS, BY TYPE:
Real estate - commercial mortgage	$102,724	$101,378	$97,305
Commercial - industrial, financial and agricultural	94,855	77,587	86,050
Real estate - construction	58,381	79,122	72,880
Real estate - residential mortgage	43,200	45,639	49,998
Real estate - home equity	9,440	11,090	9,314
Consumer	2,090	2,025	2,258
Leasing	152	93	233

Total non-performing loans	$310,842	$316,934	$318,038

DELINQUENCY RATES, BY TYPE:

	June 30, 2011			June 30, 2010			March 31, 2011
	31-89 Days	≥90 Days (1)	Total	31-89 Days	≥90 Days (1)	Total	31-89 Days	≥90 Days (1)	Total
Real estate - commercial mortgage	0.57%	2.32%	2.89%	0.81%	2.34%	3.15%	0.66%	2.21%	2.87%
Commercial - industrial, financial and agricultural	0.54%	2.58%	3.12%	0.46%	2.12%	2.58%	0.50%	2.33%	2.83%
Real estate - construction	0.62%	8.56%	9.18%	1.07%	8.86%	9.93%	0.56%	9.75%	10.31%
Real estate - residential mortgage	3.37%	4.22%	7.59%	3.65%	4.63%	8.28%	3.47%	4.89%	8.36%
Real estate - home equity	0.74%	0.58%	1.32%	0.83%	0.68%	1.51%	0.74%	0.57%	1.31%
Consumer, leasing and other	1.22%	0.56%	1.78%	1.37%	0.49%	1.86%	1.26%	0.64%	1.90%

Total	0.85%	2.63%	3.48%	0.98%	2.65%	3.63%	0.88%	2.67%	3.55%

(1)	Includes non-accrual loans

ASSET QUALITY RATIOS:

	June 30 2011	June 30 2010	Mar 31 2011
Non-accrual loans to total loans	2.32%	2.20%	2.36%
Non-performing assets to total loans and OREO	2.93%	2.86%	2.98%
Non-performing assets to total assets	2.18%	2.06%	2.22%
Allowance for credit losses to loans outstanding	2.27%	2.35%	2.28%
Allowance for credit losses to non-performing loans	86.42%	88.47%	85.26%
Non-performing assets to tangible common shareholders’ equity and allowance for credit losses	20.78%	21.54%	21.72%